UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	October 5, 2018

Weyland Tech, Inc.

(Exact name of registrant as specified in its charter)

Delaware	000-51815	46-5057897
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

85 Broad Street, 16-079
New York, NY 10004
(Address, including zip code, of principal executive offices)

Registrant’s telephone number, including area code	(808) 829-1057

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On October 5, 2018 (the “Execution Date”), Weyland Tech, Inc. (the “Company”) entered into an Common Stock Purchase Agreement (the “Purchase Agreement”) with Triton Funds, LP, a Delaware limited partnership (the “Investor”), whereby the Investor shall purchase $2,000,000 (the “Commitment Amount”) of shares (“Purchase Notice Shares”) of the Company’s common stock, par value $0.0001 per share (“Common Stock”) during the commitment period (the “Commitment Period”) commencing on October 5, 2018, and terminating on the earlier of (i) June 30, 3019, (ii) one hundred eighty (180) Business Days after a registration statement covering the shares to be purchased under the Purchase Agreement has been declared effective, (iii) termination of the Purchase Agreement by the Company upon a material breach by the Investor, or (iv) the date that the Investor has purchased Purchase Notice Shares equal to the Commitment Amount.

Pursuant to the Purchase Agreement, the closing (“Closing Date”) for a Purchase Notice shall occur on the date that is no later than two business days following the date that the Investor receives Purchase Notice Shares from the Company. The purchase price for the shares to be paid by the Investor at each closing shall be 80% of the lowest closing price of the Common Stock during the 5 trading days prior to a Closing Date.

The obligation of the Investor to purchase Purchase Notice Shares is subject to several conditions, including, among other things, (i) that the Company has filed a registration statement with the United States Securities and Exchange Commission registering the Purchase Notice Shares, and (ii) that the purchase of Purchase Notice Shares shall not cause the Investor to own more than 4.99% of the outstanding shares of Common Stock.

In connection with the Purchase Agreement, on October 5, 2018, the Company also entered into a Registration Rights Agreement with the Investor (the “Registration Rights Agreement”), requiring the Company to register the Purchase Notice Shares on a registration statement to be filed with the Securities and Exchange Commission within 10 calendar days of the Execution Date.

Additionally, on October 5, 2018, the Company approved a donation of 35,000 shares of Common Stock to TRITON FUNDS LLC.

The foregoing descriptions of the Purchase Agreement and Registration Rights Agreement are qualified in their entirety by reference to such Purchase Agreement and Registration Rights Agreement, which are filed hereto as Exhibits 10.1 and 10.2, respectively, and are incorporated herein by reference.

Item 3.02 Unregistered Sales of Equity Securities

The disclosure in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
10.1	Common Stock Purchase Agreement dated October 5, 2018, by and between Weyland Tech, Inc. and TRITON FUNDS LP
10.2	Registration Rights Agreement dated October 5, 2018, by and between Weyland Tech, Inc. and TRITON FUNDS LP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEYLAND TECH INC.
Dated: October 11, 2018	By: /s/ Brent Y. Suen
Name: Brent Y. Suen
Title: President & CEO